Clavo Rico, Ltd. and Subsidiaries

Combined Pro Forma Statements of Financial Position

As of September 30, 2015

	Clavo Rico	IMII		Adjustments	Total
ASSETS
Current assets
Cash and cash equivalents	$154,169	$29,490		$-	$183,659
Inventories	1,117,653	-		-	1,117,653
Accounts receivable	26,783	-		-	26,783
Accounts receivable - related companies	24,094	-		-	24,094
Other current assets	-	71,213		-	71,213
Total current assets	1,322,699	100,703		-	1,423,402

Non-current assets
Property, plant and equipment - net	2,631,947	-		-	2,631,947
Intangible assets-mining rights and concessions	71,290	-		-	71,290
Other assets	569,705	-	1	(151,724)	417,981
Total non-current assets	3,272,942	-		(151,724)	3,121,218
Total assets	$4,595,641	$100,703		$(151,724)	$4,544,620

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payables	$197,002	$72,148		$-	$269,150
Employee withholdings and payroll taxes	96,194	-		-	96,194
Employee benefit obligations	97,791	-		-	97,791
Accrued liabilities	-	529,723	1	(151,724)	377,999
Accrued interst payable	-	55,336	1	3,394,326	3,449,662
Mine reclamation	29,003	-		-	29,003
Taxes other than income taxes	15,153	-		-	15,153
Convertible notes payable, net of debt discount of $75,755	-	186,195		-	186,195
Convertible note payable - related party, net of debt discount of $982	-	731,562		-	731,562
Derivative liabilities	-	729,781		-	729,781
Warrant liabilities	-	107,018		-	107,018
Total current liabilities	435,143	2,411,763		3,242,602	6,089,508

Non-current liabilities
Notes payable	5,488,980	-		-	5,488,980
Total non-current liabilities	5,488,980	-		-	5,488,980
Total liabilities	5,924,123	2,411,763		3,242,602	11,578,488

Shareholders’ equity
Preferred stock, $0.00001 par value; 10,000,000 shares authorized, none issued and outstanding	-	-		-	-
Common stock, $0.00001 par value; 500,000,000 shares authorized, 20,557,683	-	206		2,423	2,629
Additional paid-in capital	-	9,095,099			9,095,099
Share capital	1,051,116	-	2	(1,051,116)	-
Supplementary equity contributions	582,639	-	2	(582,639)	-
Retained earnings (loss)	(2,962,237)	(11,406,365)	1	(3,394,326)	(16,131,596)
			2	1,631,332
Total shareholders’ equity	(1,328,482)	(2,311,060)		(3,394,326)	(7,033,868)
Total liabilities and shareholders’ equity	$4,595,641	$100,703		$(151,724)	$4,544,620

Clavo Rico, Ltd. and Subsidiaries

Combined Pro Forma Statements of Comprehensive Income

For the Nine Months ended September 30, 2015

	Clavo Rico	IMII	Adjustments	Total
Revenue
Sales of precious metal	$3,402,179	$-	$-	$3,402,179
Other income	12,490	-	-	12,490
Total revenue	3,414,669	-	-	3,414,669

Cost of sales	2,689,825	2,109	-	2,691,934
Gross profit	724,844	(2,109)	-	722,735

Operating expenses
Exploration costs	-	118,339	-	118,339
General and administrative expenses	423,011	1,654,400	-	2,077,411
Depreciation and amortization expenses	340,619	-	-	340,619
Interest expenses	6,216	1,360,718	3,394,326	4,761,260
Total operating expenses	769,846	3,133,457	3,394,326	7,297,629

Change in derivative liabilities	-	(722,647)		(722,647)
Loss on extinguishment of debt	-	15,843		15,843
Impairment charge - mining claim	-	950,160		950,160
Change in foreign currency translation	(280,090)	-		(280,090)
Profit before tax	235,088	(3,378,922)	(3,394,326)	(6,538,160)
Income tax expense	-	-	-	-
Profit (loss) for the year	$235,088	$(3,378,922)	$(3,394,326)	$(6,538,160)

Clavo Rico, Ltd. and Subsidiaries

Combined Pro Forma Statements of Comprehensive Income

For the Year ended December 31, 2014

	Clavo Rico	IMII		Adjustments	Total
Revenue
Sales of precious metal	$3,120,825	$-		$-	$3,120,825
Other income	27,965	-		-	27,965
Total revenue	3,148,790	-		-	3,148,790

Cost of sales	1,984,684	-		-	1,984,684
Gross profit	1,164,106	-		-	1,164,106

Operating expenses
Exploration costs	-	163,953		-	163,953
General and administrative expenses	845,267	2,030,744		-	2,876,011
Depreciation and amortization expenses	405,287	-		-	405,287
Interest expenses	58,118	1,428,718	2	3,394,326	4,881,162
Total operating expenses	1,308,672	3,623,415		3,394,326	8,326,413

Change in derivative liabilities	-	(195,945)			(195,945)
Gain on forgiveness of debt	-	(161,750)			(161,750)
Change in foreign currency translation	-	-			-
Profit before tax	(144,566)	(3,265,720)		(3,394,326)	(6,804,612)
Income tax expense	(15,439)	-		-	(15,439)
Profit (loss) for the year	$(160,005)	$(3,265,720)		$(3,394,326)	$(6,820,051)